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                                                                  EXHIBIT 10(i)

                         Universal Medical Systems, Inc.
                         13825 Icot Boulevard, Suite 613
                            Clearwater, Florida 34620

                                                October 1, 1996

Sands Brothers & Co., Ltd.
90 Park Avenue
New York, New York 10016

Gentlemen:

       The undersigned, Universal Medical Systems, Inc., a Nevada corporation (the "Company"), proposes to offer for sale, in a private placement, a minimum of $1,000,000 (the "Minimum Amount") and up to a maximum aggregate amount of $1,500,000 (the "Maximum Amount") in any combination of (i) shares of the Company's common stock, no par value (the "Common Stock"), at a price per share to be agreed upon by the Company and Sands Brothers & Co., Ltd. ("Sands Brothers" or the "Placement Agent"); (ii) shares of the Company's Series A Convertible Preferred Stock, [$ ___ ] par value (the "Preferred Stock"), at a price per share to be agreed upon by the Company and Sands Brothers or (iii) debt securities (the "Debt Securities") on such terms and conditions to be mutually agreed upon by the Company and Sands Brothers. The parties may hereinafter mutually agree to increase the Maximum Amount of the Offering. The Common Stock, Preferred Stock and the Debt Securities are collectively referred to herein as the "Securities."

       Additionally, the Company also seeks to utilize Sands Brothers to arrange capital lease, operating lease or equipment lease financing transactions on behalf of the Company or any form of commercial, institutional or bank debt financing transactions reasonably acceptable to the Company (hereinafter, collectively "Other Financing"). The Securities to be offered pursuant to the Offering Documents (as hereinafter defined) and Other Financing transactions to be consummated are sometimes hereinafter referred to collectively as the "Financing" or the "Offering."

       The initial closing (the "Initial Closing") of the Financing shall not occur until the Company has, in any combination, received and accepted subscriptions for the purchase of Securities and/or consummated Other Financing transactions in amounts equal to or in excess of the Minimum Amount.

       The Securities will be offered pursuant to those terms and conditions acceptable to you and your counsel as reflected in the final form of Confidential Private Placement Memorandum of the Company (together with the exhibits and any supplements thereto, the "Memorandum"). The Securities will be offered pursuant to the


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Memorandum in accordance with Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

       Each prospective investor subscribing to purchase Securities ("Subscriber") will be required to deliver, among other things, a subscription agreement ("Subscription Agreement") and an investment suitability questionnaire ("Questionnaire") in the forms to be provided, representing and warranting, among other things, that such Subscriber is an "accredited investor" as such term is defined in Regulation D and is not a "U.S. Person" as such term is defined in Regulation S. as the case may be.

       The Memorandum and the form of proposed Subscription Agreement between the Company and each Subscriber and the exhibits which are part of the Memorandum and/or the Subscription Agreement are referred to herein collectively as the "Offering Documents."

       The Securities will be offered for minimum subscription amounts of $100,000; on a "best efforts, all-or-none" basis as to the Minimum, and a "best efforts" basis for all amounts in excess of the Minimum, exclusively by Sands Brothers; provided, however, that the Company and the Placement Agent may, in their discretion, accept subscriptions for a lesser amount from a Subscriber.

       The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent and its counsel, which Offering Documents shall include certified financial statements for such periods as may be required.

       Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Memorandum.

       1. Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified (the "Offering Period") for the purposes of assisting the Company on a "best efforts" basis in finding qualified Subscribers for the purchase of Securities and to identify potential sources to engage in Other Financing transactions with the Company in connection with the Offering. The Offering Period shall commence on the date of delivery and acceptance by the Placement Agent of the Memorandum ("Commencement Date") and shall continue until the earlier to occur of (i) the sale of the Maximum Amount; or (ii) 90 days from the Commencement Date (as the same may be extended by the Placement Agent for an additional 60 days or another period to be determined by mutual consent of the Placement Agent and the Company). If the Minimum Amount is not sold prior to the end of the Offering Period, the Offering will be terminated and all finds received from Subscribers


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and held in a special non-interest bearing account (the "Account") at Republic
National Bank, New York, New York (the "Bank") will be returned, without deduction or accrued interest thereon. You hereby accept such agency and agree to assist the Company in finding qualified Subscribers for the purchase of Securities and to identify potential sources to engage in Other Financing transactions with the Company in connection with the Offering. Your agency hereunder is not terminable by the Company except upon termination of the Offering.

       As part of the Placement Agent's exclusive representation of the Company with respect to the Offering, the Placement Agent shall assist the Company in identifying potential investors and sources of Other Financing and shall on behalf of the Company, contact such potential investors and other potential investors as the Company may designate. In addition, the Placement Agent shall assist the Company in structuring, negotiating and effecting the Offering. The Company agrees that, during the course of the engagement hereunder, neither it, nor any of its management, nor any of its affiliates, shall initiate any discussions with third parties with respect to the Offering and to the extent any of such persons receives an inquiry from any third parties concerning the Offering or any other financing related to the Company, they will promptly identify to the Placement Agent the name of such person and the date of such initial contact.

       2. Representations and Warranties of the Company. The Company represents and warrants as follows:

       (a) Securities Law Compliance. The Offering Documents, upon delivery, will conform an all respects with the requirements of the Securities Act and Regulation D and Regulation S promulgated thereunder and with the requirements of all other published rules and regulations of the United States Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" and/or "accredited investors" of the type contemplated by the Company. The Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Offering Documents will not be amended or supplemented and no amendment or supplement thereto will be made without the prior consent of the Placement Agent.

       (b) Organization. The Company, and each of the companies under its control (each a "Subsidiary", and collectively, the "Subsidiaries"), is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted. The Company

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and each Subsidiary is duly qualified to do business in the states or jurisdictions set forth on Schedule 2(b). Except as set forth in Schedule 2(b), there is no jurisdiction in which the conduct of the Company's or Subsidiary's business or ownership or leasing of its properties requires it to be qualified to do business as a foreign corporation, except where such qualifications have been obtained or the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company or such Subsidiary. The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement.

       (c)    Capitalization.

              (i) The authorized, issued and outstanding capital stock of the Company prior to the consummation of the Initial Closing of the transactions contemplated by the Offering is set forth on Schedule 2(c)(i) hereto. Each such share is validly paid, fully paid and nonassessable. Except as set forth on
Schedule 2(c)(i), there are no other classes of capital stock or other securities authorized by the Company.

              (ii) The authorized, issued and outstanding capital stock of the Company immediately upon the consummation of the Initial Closing, or each Subsequent Closing, as the case may be, shall be as set forth on Schedule 2(c)(ii) hereto, such Schedule to be recalibrated by the Company to reflect the sale of Securities at the Initial Closing and at each Subsequent Closing.

              (iii) The Company has no obligation (contingent or otherwise) to pay any dividend or make any other distribution in respect of any of its capital stock. The Company is not a party to and there exist no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued, in all material respects, in compliance with all applicable federal and state securities laws. The Company has no obligation (contingent or otherwise) to repurchase, redeem or otherwise acquire any shares of its capital stock.

              (iv) The stockholders of record and the holders of subscriptions, warrants, options, preemptive rights, convertible securities and other rights (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company, and the number of shares of capital stock of the Company and the number of such subscriptions, warrants, options, preemptive rights, convertible securities and other such rights held by each, are as set forth in Schedule 2(c)(iv) hereto. The designations, powers, preferences, rights, privileges, qualifications, limitations and


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restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation and all such designations, powers, preferences, rights, privileges, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with all applicable laws (subject, as to enforcement, to the discretion of the courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally). Except as disclosed in Schedule 2(c)(iv), no person owns of record, or is known to the Company to own beneficially, any share of capital stock of the Company; no subscription, warrant, option, preemptive right, convertible security, agreement or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding; and there is no commitment by the Company to issue shares, subscriptions, warrants, options, preemptive rights, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset, other than the warrants issued to Sands Brothers in connection with, and as part of the terms of the Memorandum and this Agreement (the "Placement Agent Warrants") as governed by the Warrant Agreement to be entered into between Sands Brothers and the Company (the "Warrant Agreement," a form of which is attached hereto as Exhibit A). An appropriate number of shares of the Common Stock have been reserved for issuance upon the conversion or exercise, as the case may be, of any of the securities referred to in this Section.

       (d)    INTENTIONALLY OMITTED

       (e) Subsidiaries and Investments. Except as set forth in Schedule 2(e) hereto, the Company does not own, directly or indirectly, any capital stock, or other equity ownership or proprietary interest, in any other corporation, association, trust, partnership, joint venture or other entity. Each Subsidiary is wholly owned by the Company.

       (f) Financial Statements. The audited consolidated balance sheet of the Company as of June 30 , 1996 (the "____ Balance Sheet") and the related consolidated statements of operations, shareholders equity and statements of cash flow for the fiscal year ended June 30 , 1996 certified by Alessandri & Alessandri, P.A. and the unaudited consolidated balance sheet (the "____ Balance Sheet") of the Company as of _________ __ , 1996 (the "Balance Sheet Date"), and the related unaudited consolidated statements of operations, shareholders equity and statements of cash flow for the period ending _________ __ , 1996 (collectively, the "Financial Statements"), have heretofore been delivered to the Placement Agent. Except as may be otherwise indicated therein, the Financial Statements have been prepared in conformity with Generally Accepted Accounting Principles consistently applied and


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present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated. Except as may be otherwise indicated herein, the Financial Statements of the Company as of the dates indicated, and for the periods then ended, present fairly the financial position and results of operations of the Company (and its Subsidiaries) as of the dates and for the periods indicated.

       (g) Keeping of Records and Books of Account. The Company has maintained and shall continue to maintain adequate records and books of account, in which complete entries will be made in accordance with Generally Accepted Accounting Principles, consistently applied, reflecting all financial transactions of the Company and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made. The records and books of account of the Company are in good order and have been properly maintained in all material respects.

       (h) Access to Corporate Documents. The minute books of the Company and of its Subsidiaries have been made available to the Placement Agent and contain a complete summary of all meetings and actions of the directors and stockholders of the Company or of its Subsidiaries, respectively, since the time of their respective incorporation and reflect all transactions referred to in such minutes accurately in all respects.

       (i) Absence of Undisclosed Liabilities. The Company has no material outstanding claims, liabilities, obligations or indebtedness, contingent or otherwise, whether asserted or unasserted, except as set forth in the _______ Balance Sheet, the _______ Balance Sheet, or referred to in any of the notes thereto. All liabilities of the Company and its Subsidiaries incurred subsequent to the Balance Sheet Date have been incurred in the ordinary course of business and do not involve borrowings which individually exceed $5,000 and which do not exceed $10,000 in the aggregate. Neither the Company nor its Subsidiaries is in default in respect of the terms or conditions of any indebtedness.

       (j) Absence of Changes. Since the Balance Sheet Date, the Company and its Subsidiaries have operated in the ordinary course of business consistent with past practice. Since the Balance Sheet Date, and except as set forth in
Schedule 2(j) hereto, there has not occurred (i) any change in the financial condition, results of operations, assets, liabilities or business of the Company or any Subsidiary which, in the aggregate, was materially adverse; (ii) any asset or property of the Company or any Subsidiary being made subject to a lien of any kind in an amount exceeding $5,000 or exceeding $10,000 in the aggregate, other than liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent; (iii) any waiver of any valuable right


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of the Company or of any Subsidiary, or the cancellation of any debt or claim exceeding $5,000 held by the Company or any Subsidiary; (iv) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor; (v) any issuance of any stock, bonds or other securities of the Company or of any Subsidiary; (vi) any sale, assignment or transfer of any tangible or intangible assets of the Company or of any Subsidiary, except, with respect to tangible assets, in the ordinary course of business and not exceeding $5,000 in the aggregate; (vii) any loan by the Company or by any Subsidiary, including loans to any officer, director, employee or stockholder of the Company or any Subsidiary, or any agreement or commitment therefor; (viii) any damage, destruction or loss (whether or not covered by insurance) affecting the assets, property or business of the Company or any Subsidiary in any respect; (ix) any changes in the identity of any of the Company's (or any of the Subsidiary's) officers or directors, or any increase, direct or indirect, in the compensation paid or payable to any officer, director, key employee or key agent of the Company or any Subsidiary including, without limitation, any increase in the number of options granted or to be granted to purchase shares of Common Stock; (x) any change in the accounting methods or practices followed by the Company or any Subsidiary or any change in depreciation or amortization policies or rates theretofore adopted; (xi) any change in the employment of key personnel of the Company or of any Subsidiary;
(xii) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or by any Subsidiary, except in the ordinary course of its business and which is not material to the assets, properties, financial condition, operating results or business of the Company or any Subsidiary (as such business is presently conducted and as it is proposed to be conducted, as the same shall be described in the Memorandum); (xiii) any change or amendment to a material contract or arrangement by which the Company or any Subsidiary or any of its/their respective assets or properties is bound or subject; (xiv) any incurrence, assumption or guarantee by the Company or by any Subsidiary of any material obligation for borrowed money, except for current liabilities incurred in the ordinary course of business; (xv) any material change in the manner of business or operations of the Company or any Subsidiary;
(xvi) any transaction except in the ordinary course of business or as otherwise contemplated hereby; (xvii) to the best of the Company's knowledge, any other event or condition of any character which can reasonably be expected to materially and adversely affect the assets, properties, financial condition, operating results or business of the Company or of any Subsidiary (as such business is presently conducted and as it is proposed to be conducted, as the same shall be described in the Memorandum); or (xviii) any commitment (contingent or otherwise) to do any of the foregoing.


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       (k)    Accounts Receivable. The accounts receivable of the Company reflected on the _____ Balance Sheet, and all accounts receivable of the Company arising since the Balance Sheet Date, are not subject to discount (other than discounts and allowances provided by normal trade terms), rebate or offset and have arisen from bona fide transactions in the ordinary course of business.

       (1)    Title to Properties; Encumbrances.

              (i) Except for properties and assets reflected in the ________ Balance Sheet or acquired since the Balance Sheet Date which have been sold or otherwise disposed of in the ordinary course of business since such date, the Company and each of its Subsidiaries has good, valid and marketable title to (A) all of its properties and assets (personal, tangible and intangible), including, without limitation, all the properties and assets reflected in the ________ Balance Sheet, except as indicated in the notes thereto; and (B) all the properties and assets purchased or otherwise acquired by the Company or by any Subsidiary since the Balance Sheet Date; in each case clear of all encumbrances, liens, claims, charges or other restrictions of whatever kind or character, except for (1) liens reflected in the _________ Balance Sheet and (2) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent.

              (ii) The Company and its Subsidiaries own no real property. To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Company's and its Subsidiaries; properties and assets for their respective intended uses and purposes or the value of such properties, and the Company and its Subsidiaries have not received notice of any special assessment proceedings which would affect such properties and assets.

       (m) Condition of Equipment, Machinery and Fixtures. The equipment, machinery and fixtures utilized by the Company and its Subsidiaries in the conduct of their business are in good operating condition and are fit for their intended purpose.

       (n) Leased Property. Each real property and personal property lease or sublease to which the Company or any of its Subsidiaries is a party is valid and binding and is in full force and effect; all rent and other sums, and charges payable by the Company or by each Subsidiary as lessee or sublessee thereunder, are current through the last day of the immediately preceding calendar month; no notice of default or termination under any lease is outstanding; no termination event or condition or uncured default on the part of the Company or any Subsidiary, or the


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landlord, exists under any lease; the Company and its Subsidiaries currently occupy or use the premises leased pursuant to the real property leases; and no event has occurred and no condition exists which with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition. Neither the Company, nor its Subsidiaries, nor any of the officers or directors of the Company or of its Subsidiaries has any ownership, financial or other interest in the landlord under any real property lease. Each lease was negotiated on an arm's-length basis.

       (o) Inventories. All inventory reflected in the ____ Balance Sheet of the Company and of its Subsidiaries and all inventory acquired by the Company and by its Subsidiaries subsequent to the Balance Sheet Date, were acquired and have been maintained in accordance with the regular business practices of the relevant entity, consists of items of quality and quantity reasonably expected to be useable or saleable in the ordinary course of business consistent with past practice, are valued in accordance with United States Generally Accepted Accounting Principles, and such inventory which is known or reasonably believed to be obsolete or slow moving has been adequately reserved to reduce such inventory to net realizable value. Subject to amounts reserved therefor on the Financial Statements, the values at which all inventories of the Company and of its Subsidiaries (collectively, the "Inventories") are carried on the Financial Statements reflect the historical inventory valuation policy of the Company and of its Subsidiaries of stating such Inventories. at the lower of cost (determined on the first-in, first-out method) or market value and all Inventories are valued such that the Company and its Subsidiaries will earn its/their customary gross margins thereon. The Company has good and marketable title to the Inventories free and clear of all encumbrances. The Inventories do not consist of any items held on consignment. The Company is under no obligation or liability with respect to accepting returns of items of Inventory or merchandise in the possession of its customers other than in the ordinary course of business consistent with past practice. No clearances or extraordinary sale of the Inventories has been conducted since the Balance Sheet Date. Neither the Company or any of its Subsidiaries has manufactured Inventory for sale which is not of a quality and quantity usable in the ordinary course of business consistent with past practice and within a reasonable period of time nor has the Company or any of its Subsidiaries changed the price of any Inventory except (i) for reductions to reflect any reduction in the cost thereof to the Company or to any of its Subsidiaries; (ii) for reductions and increases responsive to normal competitive conditions and consistent with the Company's or the Subsidiaries' past sales practices; and (iii) to reflect any increase in the cost thereof to the Company or to the Subsidiaries. The Inventories are in good and merchantable condition in all material respects, are suitable


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and usable for the purposes for which they are intended and are in a condition such that they can be sold in the ordinary course of business consistent with past practice.

       (p) Patents, Trademarks and Copyrights, Etc. The Company and its Subsidiaries own or are licensed or otherwise entitled to use all patents, trademarks, trade names, service marks, copyrights, technology, know-how, processes and other intellectual property used in the conduct of its business as currently conducted and as proposed to be conducted. The Company and its Subsidiaries have received no notice of any claims, have no knowledge of any threatened claims, and know of no facts which would form the basis of any claim, asserted by any person, to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary infringes on any patents or infringes upon the use of any such trademarks, trade names, service marks, copyrights, technology, know-how, processes or other intellectual property of another person or challenges or questions the validity or effectiveness of any such license or agreement. The sale and use of any such products and processes by the Company and its Subsidiaries, and the use of any such patents, trademarks, trade names, service marks, copyrights, technology, know-how, processes or other intellectual property by the Company and its Subsidiaries, does not infringe on the rights of any person.

       (q) Litigation. There is no action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or threatened against or affecting the Company or any Subsidiary, nor, to the best of the Company's knowledge, does there exist any basis therefor. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. The Company agrees to promptly notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any Subsidiaries or any of its/their respective officers or directors in connection with the sale of the transaction contemplated in the Offering Documents.

       (r) Non-Defaults; Non-Contravention. Except as set forth in Schedule 2(r) hereto, neither the Company nor its Subsidiaries is in default in the performance or observance of any obligation (i) under its Certificate of Incorporation, as amended, or its By-laws, or any indenture, mortgage, contract, purchase order or other agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected; or (ii) with respect to any order, writ, injunction or decree of any court of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and there exists no condition, event or act which


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constitutes, nor which after notice, the lapse of time or both, would constitute, a default under any of the foregoing.

       (s) Employment of Officers, Employees and Consultants. To the best of the Company's knowledge, no third party may assert any valid claim against the Company or its Subsidiaries with respect to the (i) continued employment by, or association with, the Company or its Subsidiaries of any of its present officers, employees or consultants; or (ii) the use by the Company or its Subsidiaries of any information which the Company or its Subsidiaries would be prohibited from using under any prior agreements or arrangements or any laws applicable to unfair competition, trade secrets or proprietary information.

       (t) Taxes. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed by them, and all such returns are true and correct in all material respects. The Company and its Subsidiaries have paid all taxes pursuant to such returns or pursuant to any assessments received by them and have withheld all amounts which they are obligated to withhold from amounts owing to any employee, creditor or third party. The tax returns of the Company and of its Subsidiaries have never been audited by any state, local or federal authorities. The Company and its Subsidiaries have not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. All tax elections have been made by the Company and its Subsidiaries in accordance with generally accepted practices. No deficiency assessment with respect to or proposed adjustment of the Company's and its Subsidiaries federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company or of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor any of its/their respective present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company or any of its Subsidiaries be taxed as an S corporation.

       (u) Agreements. Except as set forth in Schedule 2(u) hereto, neither the Company nor any Subsidiary is a party to any written or oral contract not made in the ordinary course of business and, whether or not made in the ordinary course business, neither the Company nor any Subsidiary is a party to any written or oral (i) collective bargaining agreement or any other contract with any labor union; (ii) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of $10,000;
(iii) contract for the employment of any officer, key employee or other key person on a full-time basis or any contract with any person on a consulting basis


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requiring the payment of any amount in the future; (iv) bonus, pension, profit-sharing, vacation, deferred compensation, retirement, stock purchase, stock option, hospitalization, health, medical insurance, life insurance, disability insurance or similar plan, contract or understanding in effect with respect to employees, or any other employee benefit plan, including, without limitation, any employee benefit plan" as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, as amended from time to time (collectively, "ERISA"), to which the Company or any Subsidiary contributes or is a party, or is bound, or under which it may have liability and under which employees or former employees of the Company or any Subsidiary (or their beneficiaries) are eligible to participate or derive a benefit; (v) agreement, indenture or other instrument relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Company or of any Subsidiary; (vi) guaranty of any obligation for borrowed money or otherwise; (vii) agreement or other commitment for capital expenditures in excess of $10,000; (viii) contract or agreement under which the Company or any Subsidiary is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party other than in conjunction with the transactions contemplated by this Agreement; (ix) sales agency, marketing, distributorship or continuing brokerage agreements or franchises between the Company or any Subsidiary and any other person; (x) partnership or joint venture agreement of any kind to which the Company or any Subsidiary or their assets may be bound; (xi) licenses to or from others with respect to the business or assets of the Company or any Subsidiary; (xii) contracts or commitments limiting the freedom of the Company or any Subsidiary or any of their officers or employees to compete with respect to the business of the Company or any Subsidiary in any geographic area or with any person or otherwise restricting the conduct of the Company's business or that of any Subsidiary; (xiii) contract, agreement, arrangement, or understanding with respect to the sale of the business of the Company or of any Subsidiary or of a substantial portion of the Company's or any Subsidiary's assets to any third party, including any option agreement for any such sale or disposition; or (xiv) contract, agreement, arrangement or understanding which is material to the business of the Company or to the business of any Subsidiary or which is material to, and which a prudent investor would need to review in order to make an informed investment decision with respect to the purchase of the Securities offered pursuant to the Offering Documents. Each material purchase contract of the Company or of any of its Subsidiaries is valid and binding on the Company or on such Subsidiary, and neither the Company nor any of its Subsidiaries has received notice that any such contract is not binding on any party thereto. The Company and its Subsidiaries have performed in all material respects all obligations to have been performed on such contracts through the date hereof, and neither the Company nor any Subsidiary is in default in any material respect under any such contract. Each material contract of the Company or of any of its Subsidiaries is valid and binding on the Company or the respective Subsidiary and the Company or the respective Subsidiary has not received notice that any such contract is not binding on any party thereto. The Company and each of its Subsidiaries has performed in all material respects all obligations to have been performed on such contracts through the date hereof and the Company and each of its Subsidiaries is not in default in any material respect under any such contract.

       (v) Compliance with Laws; Environmental Matters, Licenses, Etc. The Company and its Subsidiaries have received no notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations or orders (including, without limitation, those relating to environmental protection, occupational safety and health and other labor laws, ERISA, federal drug laws, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending," and warranties and trade practices) applicable to its business or the business of any Subsidiary, the violation of, or noncompliance with which, would have a material adverse effect on the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The Company and its Subsidiaries have all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of their business and the use of their properties. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof. The Company and its Subsidiaries have not received any written opinion or memorandum from legal counsel providing that it/they has taken any action which has resulted in, or is reasonably likely to result in, the Company or any of its Subsidiaries incurring any liability which may be material to its/their respective business, prospects, financial condition, operations, property or affairs. The Company and its Subsidiaries shall comply with all applicable laws, rules, regulations and orders, the noncompliance with which could materially adversely affect its/their respective business or condition, financial or otherwise.

       (w) Authorization of Agreement, Etc. Each of this Agreement, the Offering Documents and all other agreements or documents required to be executed and delivered by the Company in connection with the Offering (collectively the "Ancillary Documents") has been or will be duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement and the Ancillary Documents has been duly authorized by all requisite corporate action by the Company; and each constitutes, or will constitute, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, usury or other similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Securities, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Preferred Stock and/or the Debt Securities and upon exercise of the Placement Agent Warrants (the "Reserved Shares") will not (i) violate any provision of law or statute or any order of any court or other agency of government binding on the Company or its Subsidiaries; or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or of its Subsidiaries under the Certificate of Incorporation, as amended, or By-Laws of the Company or of its Subsidiaries or any indenture, mortgage, lease agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its property is bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall have been obtained by the Company or by its Subsidiaries and delivered to the Subscribers by the time of Closing.

       (x)    Authorization of Securities and Placement Agent Warrants.
       The issuance, sale and delivery of the Securities and the Placement Agent Warrants have been duly authorized by all requisite corporate action of the Company, and when so issued, sold and delivered, (i) the Preferred Stock and/or the Common Stock, as the case may be, will be validly issued and outstanding, duly executed and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof; (ii) the Placement Agent Warrants will be validly issued and outstanding, duly executed, issued and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof; and (iii) neither the Preferred Stock and/or the Common Stock, as the case may be, nor the Placement Agent Warrants will be subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the time of acceptance by the Company of the first Subscriber's Subscription Agreement. The offer and sale of the Securities is exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder and the Securities will be issued in compliance with all applicable federal securities laws.

       (y) Authorization of Reserved Shares. The issuance, sale and delivery by the Company of the Reserved Shares have been duly authorized by all requisite corporate action of the Company, and the Reserved Shares have been duly reserved for issuance upon conversion of the Preferred Stock and/or the Debt Securities and exercise of all or any of the Placement Agent Warrants and when so issued, sold and delivered, the Reserved Shares will be validly issued and outstanding, duly executed, issued and delivered, fully paid and nonassessable, free and clear of all liens, charges, claims, encumbrances, restrictions or preemptive or any other similar rights and the Company shall have paid all taxes, if any, in respect of the issuance thereof and the Reserved Shares will not be subject to any preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the time of acceptance by the Company of the first Subscriber's Subscription Agreement.

       (z) Related Transactions. Except as set forth on Schedule 2(z) hereto, no current or former shareholder, director, officer or employee of the Company, nor any affiliate of any such person, is presently, or since the inception of the Company has been, directly or indirectly, through his, her or its affiliation with any other person or entity, a party to any loan from the Company or from any of its Subsidiaries.

       (AA) Registration Rights. Except as may exist with respect to the holders of the Securities and the Placement Agent Warrants, (i) no person or entity has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company and (ii) no person or entity holds any anti-dilution or "piggy back" rights with respect to any securities of the Company.

       (BB) Salaries and Bonuses. Schedule 2 (BB) hereto contains a true and complete list of all current officers, directors and employees of the Company and of its Subsidiaries who received during the fiscal year ended June 30, 1996 remuneration from the Company or from any of its Subsidiaries in excess of $25,000, together with the current aggregate base salary rate for each such person.

       (CC) Insurance. All insurable assets and properties of the Company and its Subsidiaries are insured, for the benefit of the Company and its Subsidiaries, against all risks usually insured against by persons owning or operating similar properties in the localities where such properties are located, through insurance policies all of which are in full force and effect. The Company and each Subsidiary are insured, for their benefit, against all claims relating to their services to the same extent that the risks of such claims are usually insured against by persons providing similar services. Each of the insurance policies referred to in this Section is issued by an insurer of recognized responsibility, and neither the Company nor its Subsidiaries has received any notice or threat of the cancellation or nonrenewal of any such policy. The Company will make available to the Placement Agent, upon its request, a list of all insurance coverage carried by the Company or its Subsidiaries, the carrier and the terms and amount of coverage.

       (DD)   Employee Benefit Plans.

              (i) Welfare Plans. Each welfare plan of the Company and its Subsidiaries is in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). The Company and each Subsidiary have no contingent, future or other obligations or liabilities under or with respect to any welfare plan which provides for the continuation of benefits at the expense of the Company or any Subsidiary after retirement or other termination of employment.

              (ii) Pension Plans. Each pension plan of the Company and of each Subsidiary is in compliance with the applicable provisions of ERISA and the Code including, without limitation, any applicable minimum funding requirements. There have been no reportable events within the meaning of Section 4043 of ERISA with respect to any pension plan. In the event of the termination of all pension plans, the Company and each Subsidiary would have no liability under Sections 4062, 4063 or 4064 of ERISA.

              (iii) Effect of Transactions. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not involve any prohibited transactions with respect to the Company or any of its Subsidiaries within the meaning of ERISA.

       (EE) Brokers. The Company has not, nor have any of its Subsidiaries, or any of its/their respective officers, directors, employees or shareholders, employed any broker or finder in connection with the transactions contemplated by this Agreement, other than Sands Brothers.

       (FF) No Material Chances. Since the Balance Sheet Date, there has not been any change in the condition, financial or otherwise, of the Company or of any of its Subsidiaries, which could adversely affect the ability of the Company or the ability of any of its Subsidiaries to conduct its operations to be described in the Offering Documents and neither the Company nor any of its Subsidiaries have incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business since such Balance Sheet Date.

       (GG) Issuance of Other Securities. Except as set forth in this Agreement, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock or any other securities of the Company, under the Certificate of Incorporation or ByLaws, or any agreement or other outstanding instrument to which the Company or any of its Subsidiaries is a party or by which it/they is bound. Except for the Securities and the Placement Agent Warrants or as set forth in this Agreement, neither the Company nor any of its Subsidiaries has outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or others to purchase or convert any obligation into, shares of Common Stock or any other securities of the Company, and neither the Company nor any of its Subsidiaries has agreed to issue or sell any shares of Common Stock or any other securities of the Company.

       (HH) No Consents. No permit, consent, approval, authorization, order or filing with any court or governmental authority is required to consummate the transactions contemplated by this Agreement, except that the offer and sale of the Securities in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions.

       (II) Information. The Company and its Subsidiaries shall provide the holders of the Securities with the information, if any, specified in the Memorandum.

       (JJ) Restrictive Agreements Prohibited. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of this Agreement.

       (KK) Change in Nature of Business. The Company and its Subsidiaries shall not, without the prior approval of a majority of their Board of Directors, make any material change in the nature of its/their respective businesses as the same shall be set forth in the Memorandum.

       (LL) Corporate Existence. The Company and its Subsidiaries shall maintain their corporate existence, rights and franchises in full force and effect.

       (MM) Title to Securities. When certificates representing the Securities shall have been duly delivered to the Subscribers, payment therefore will become due, and to the extent such payment shall have been made therefor, the several Subscribers shall have good and marketable title to the Securities free and clear of all liens, encumbrances and claims whatsoever, and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

       (NN) Employee Relations. Each of the Company and its subsidaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employement practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or its Subsidaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or its Subsidaries, or any predecessor entity, and none has ever occurred. Nor representation question exists respecting the employees of the Company or the employees of any of its Subsidaries, and no collective bargaining agreement or modification therof is currently being negotiated by the Company or its Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any or its Subsidiaries. No labor dispute with the employees of the Company or its Subsidiaries exists, or, is imminent.

       (00) Foreign Corrupt Practices Act. None of the Company, its Subsidiaries nor to their knowledge any of their respective officers, employees, agents or any other person acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or the business of any of its Subsidiaries (or to assist the Company or any of its Subsidiaries in connection with any actual or proposed transaction) which (a) might subject the Company or any of its Subsidiaries, or any other such person, to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign); (b) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company or of any of its Subsidiaries; or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company and of its Subsidiaries, taken as a whole. The Company believes that its and its Subsidiaries' international accounting controls are sufficient to cause the Company and its Subsidiaries to comply with the Foreign Corrupt Practices Act of 1977, as amended.

       (PP) Affiliations. Except as set forth in Schedule 2(PP) hereto, no officer, director or shareholder of the Company or officer, director or shareholder of any of its Subsidiaries, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any such person or entity or of the Company or its Subsidiaries, has or has had, either directly or indirectly (i) an interest in any person or entity which
(A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or its Subsidiaries; or (B) purchases from or sells or furnishes to the Company or any of its Subsidiaries any goods or services; or (ii) a beneficiary interest in any contract or agreement to which the Company or any of its Subsidiaries is a party or by which it may be bound or affected. Except as set forth in Schedule 2(PP) hereto, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or any of its Subsidiaries, and any officer, director, or principal stockholder of the Company or any of its Subsidiaries, or any affiliate or associate of any such person or entity.

       (QQ) Corporate Representations. Any certificate signed by any officer of the Company or by an officer of any of the Company's Subsidiaries and delivered to the Placement Agent or to the Placement Agent's counsel pursuant to this Agreement, shall be deemed a representation and warranty by the Company and by any of its Subsidiaries to the Placement Agent as to the matters covered thereby.

       (RR) Escrow Arrangements. Pursuant to paragraph 3(e)(i) hereof, if the Initial Closing does not take place before the termination of the Offering Period, the Company will instruct the Bank to return the funds to the Subscribers without any deduction or interest thereon.

       (SS) Confidential Arrangements. The Company and its Subsidiaries agree to take reasonable precautions in protecting the confidentiality, privacy and security of the business contacts identified by the Placement Agent by taking appropriate administrative and managerial action, and to use its/their respective best efforts to prevent disclosure of such property information to any all persons and entities. The Company and each of its Subsidiaries agree that, without the expressed written consent of the Placement Agent, it/they will not initiate, respond or otherwise abide any contract with any person, company, institution, professional association, nor other entity to which it has been introduced or with whom it has become acquainted in the course of doing business with the other party. The Company and each of its Subsidiaries agrees to hold completely confidential the name, address, telephone, telex, facsimile number, account or other business number of such contact as may be introduced by the Placement Agent. The above restrictions apply to any subsequent follow up, repeated or extended or renegotiation transactions related to the Offering regardless of the results of the Offering.

       (TT) Disclosure. Neither this Agreement nor any other document, certificate or written statement to be furnished to the Subscribers by or on behalf of the Company in connection with the transactions contemplated hereby, including the Offering Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Company which adversely affects the business operations, affairs, prospects, conditions, properties or assets of the Company or of its Subsidiaries (hereinafter "Material Facts") which has not been set forth in this Agreement. To the extent Material Facts become known to the Company subsequent to the date hereof, such facts will be set forth in the Memorandum and/or in the other documents, certificates or statements furnished to the Subscribers by or on behalf of the Company pursuant hereto.

       3. Representations, Warranties and Placement Agent. The P1acement Agent represents, warrants and covenants as follows:

       (a) Authorization of Agreement, Etc. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Placement Agent.

       (b) Compliance with the Securities Act. The Placement Agent will not knowingly take any action which will result in the Securities being offered or sold in a manner which does not comply with the provisions of Regulation D and Regulation S under the Securities Act.

       (c) Compliance with Offering Documents. The Placement Agent will offer the Securitles in accordance with the Offering Documents and will deliver the Offering Documents to each Subscriber before accepting a signed copy of the Subscription Agreement or payment for any Securities.

       (d) Compliance with Laws of Jurisdictions. The Placement Agent will offer the Securities only in those jurisdictions in which it is permitted to sell the Securities pursuant to the laws of said jurisdiction, and the Placement Agent may arrange for the Securities to be offered by a broker/dealer or offshore facilitator.

       (e)    Escrow Arrangements.

              (i) The Placement Agent will promptly deposit funds received from Subscribers in the Account with the Bank and hold the funds in accordance with the terms of this Agreement and hold the Offering Documents for the benefit of the Subscribers and the Company. The Bank shall release funds from such Account only upon receipt of instruction executed by each of the Placement Agent and the Company. If the Initial Closing does not take place before the termination of the Offering Period, the Placement Agent will instruct the Bank to return the funds to the Subscribers without any deduction or interest thereon.

              (ii) In the event the Placement Agent has deposited funds from any Subscriber into the Account and the Company exercises its right to reject such Subscriber's funds, in whole or in part, the Placement Agent shall be entitled to payment by the Company of a sum equal to the fees and expenses due by the terms of this Agreement and entitled to issuance by the Company of the Placement Agent Warrants that the Placement Agent would have received pursuant to sub-paragraphs 4(d) and 4(e) of this Agreement.

       4.      Closing; Placement and Fees.

       (a) Closing. The Initial Closing of the Financing shall take place at the offices of counsel for the Placement Agent, 90 Park Avenue, New York, New York 10016, at a time and date agreed upon between the Placement Agent and the Company upon the (i) receipt of Subscription Agreements and related documents in form and substance satisfactory to the Company and the Placement Agent and (ii) delivery of documentation evidencing the consummation of Other Financing transactions which, in the cases of (i) or (ii) individually, or in the aggregate (in any combination), are equal to or are in excess of the Minimum Amount. At the Initial Closing, payment for the Securities shall be made against delivery of certificates representing the Securities sold. All proceeds received from the sale of the Securities sold after the Initial Closing date will continue to be deposited in the Account maintained with the Bank. Following the Initial Closing date, the Placement Agent will continue to assist the Company in locating qualified Subscribers and potential sources of Other Financing during the remainder of the Offering Period. If a Subsequent Closing (as defined in the Memorandum) does not take place within the Offering Period pursuant to the terms of the Offering, the Placement Agent will return the funds to the additional Subscribers, without deduction or interest thereon. Any Subsequent Closing will be made on the same terms as the Initial Closing, as set forth in this Section 4(a).

       (b)     Procedures at Closing. At the Initial Closing:

               (i)  The Placement Agent on behalf of itself and the

Subscribers shall receive the opinion of Dennis D. Cole, Esq. ("Company Counsel"), dated the Initial Closing date, to the effect that:

              (A) the Company and each of its Subsidiaries is duly organized and validly existing and in good standing under the laws of its incorporation, has all requisite power and authority necessary to own or hold its properties and conduct its business as described in the Ancillary Documents and is duly qualified as a corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified might have a material and adverse impact upon the Company or upon any of its Subsidiaries;

              (B) the Company has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder or contemplated hereby or by any of the Ancillary Documents; the Company has full right, power and authority to issue, sell and deliver the Securities, the Placement Agent Warrants and the Reserved Shares; this Agreement and the Ancillary Documents have been duly authorized, executed and delivered by the Company and are valid and legally binding obligations of the Company, each enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally;

              (C) the authorized capital stock of the Company as of the Initial Closing (not giving effect to the transactions contemplated by this Agreement) consists of the capital stock described in Schedule 2(c)(i) of this Agreement, and except as set forth in Schedule 2(c)(iv) of this Agreement, there are no outstanding warrants (other than the Placement Agent Warrants), options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its Common Stock or any OTHER capital stock or other securities of the Company; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable; and the Reserved Shares issuable upon conversion of the Preferred Stock and/or the Debt Securities or upon exercise of the Placement Agent Warrants been duly reserved, and when issued, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights;

              (D) the Offering Documents (except as to the financial statements and other financial information set forth in the Offering Documents or incorporated by reference therein, as to which no opinion is expressed) and any amendment or supplement thereto prior to the termination of the Offering, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

              (E) the Company has complied with the requirements of the Securities Act and Regulation D and Regulation promulgated thereunder and with the requirements of all other published rules and regulations of the Commission currently in effect relating to "private offerings" and/or "accredited investors" of the type made by the Company and the issuance and sale of the Securities is exempt from registration under the Securities Act;

              (F) neither the execution and delivery of this Agreement, nor compliance with the terms hereof, nor the consummation of the transactions herein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-laws of the Company or of any of its Subsidiaries, or any material contract, instrument or document to which the Company or any of its Subsidiaries is a party, or by which any of its properties is bound;

              (G) no approval or consent of any court, board or governmental agency, instrumentality or authority of the United States or of any state having jurisdiction or authority over the Company or its Subsidiaries not duly obtained is required for the valid authorization, issuance, sale and delivery of the Securities (or the Reserve Shares) and the components thereof, other than that required under the United States state "blue sky" laws; and

              (H) there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or of any of its Subsidiaries or involving the Company's or any of its Subsidiaries' properties which might adversely affect the business, properties or financial condition of the Company or any of its Subsidiaries, or which might adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement, except as set forth in or contemplated by the Offering Documents.

       (ii) At the Closing, the Placement Agent will have received a signed letter from Alessandri & Alessandri, P.A. confirming that such firm is an independent public accountant within the meaning of the Securities Act and stating that: (i) insofar as reported on by such firm, in their opinion, the financial statements of the Company included in the Memorandum (including, without limitation, the Financial Statements) comply as to form in all material respects with the applicable accounting requirements of the Securities Act; (ii) on the basis of procedures and inquiries (not constituting an examination in accordance with generally accepted auditing standards) consisting of a reading of the last available financial statements of the Company, inquiries of officers of the Company responsible for financial and accounting matters as to the transactions and events subsequent to the Balance Sheet Date, and a reading of the minutes of meetings of the shareholders, the Board of Directors of the Company and any committees of the Board of Directors, as set forth in the minute books of the Company, nothing has come to their attention which, in their judgment, would indicate that (A) during the period from the Balance Sheet Date to a specified date not more than five (5) business days prior to the date of such letter, there have been any material decreases in net current assets or net assets as compared with amounts shown in such Financial Statements or material decreases in net sales or in total or per share net loss compared with the corresponding period in the preceding year or any change in the capitalization or long-term debt of the Company or of any of its Subsidiaries, except in all cases as set forth in or contemplated by the Memorandum; and (B) the unaudited interim financial statements of the Company, if any, appearing in the Memorandum, are not presented in conformity with Generally Accepted Accounting Principles and Practices on a basis substantially consistent with the audited financial statements included in the Memorandum; and (iii) they have compared specific dollar amounts, numbers of shares, numerical data, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Memorandum (with respect to all dollar amounts, numbers of shares, percentages and other financial information contained in the Memorandum, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel) with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

       (iii) Counsel for the Placement Agent and Company Counsel shall receive certificates from the Company, signed by the President or a Vice President thereof, certifying (A) that the representations and warranties contained in
Section 2 hereof are true and accurate at the Initial Closing (and at each Subsequent Closing) with the same effect as though expressly made at the Initial Closing (and at each Subsequent Closing); and (B) that attached thereto is (1) a true and correct copy of resolutions adopted by the Company's Board of Directors authorizing (i) the execution, delivery and performance of this Agreement and the Ancillary Documents, and (ii) the issuance of the Securities, the Placement Agent Warrants and the Reserved Shares, and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (2) a true and correct copy of a resolution adopted by the Company's Board of Directors and by each of the Company's Subsidiaries, authorizing the execution, delivery and performance of each document to which it is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

              (iv) There shall be delivered on behalf of each Subscriber one copy of the Subscription Agreement signed by each Subscriber and one copy of the Questionnaire signed by each Subscriber.

              (v) The Placement Agent shall have received certificates of good standing of the Company, dated as of a recent date, from the Secretary of State of the jurisdiction of its incorporation and certificates of good standing of each of the Company's Subsidiaries, dated as of a recent date, by the Secretary of State of the jurisdictions of incorporation of the Subsidiaries.

              (vi) At the Initial Closing and at each subsequent Closing, the Placement Agent shall instruct the Bank to pay to the Company out of the funds on deposit in the Account, as such funds are received from Subscribers whose Subscriptions have been accepted.

              (vii) At each Subsequent Closing, the Placement Agent shall receive certificates of the Company signed by the Chief Executive Officer and the Chief Financial Officer thereof, in form and substance satisfactory to its counsel, substantially the same in scope and substance as the certificates furnished to the Placement Agent and the Company at the Initial Closing pursuant to this Section except that such certificates, where appropriate, shall cover the financing purchased and sold at each Subsequent Closing.

       (c) Blue Sky. Where appropriate, counsel for the Placement Agent shall prepare a summary blue sky survey stating the extent to which and the conditions upon which offers and sales of the Securities may be made in certain jurisdictions. Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Placement Agent. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber;
(ii) the representations, warranties and agreements of the Company and of its Subsidiaries set forth herein; (iii) the representations and warranties of the Placement Agent set forth herein; and (iv) the representations of the Company and of its Subsidiaries set forth in the certificate to be delivered at the Initial Closing pursuant to paragraph 4(b)(iii) hereof.

       (d) Placement Fee and Expenses. At the Initial Closing (and at each Subsequent Closing) as provided in paragraph 4(a) above, the Company shall pay to the Placement Agent a commission equal to ten (10%) percent of the aggregate proceeds derived from the Financing. In addition, the Company shall pay the Placement Agent a non-accountable and non-refundable expense allowance, equal to three (3%) percent of the aggregate proceeds derived from the Financing. Prior to or from the proceeds of the Initial Closing, the Company shall pay all Placement Agent's expenses with the proposed Offering, including, but not reasonable counsel expenses, disbursements and fees, reasonable accountant expenses, disbursements and fees, filing fees, business and environmental investigatory expenses, printing costs, postage and mailing expenses with respect to the transmission of the Offering and Ancillary Documents, registrar and transfer agent fees any, and counsel fees of the qualification of the blue sky laws of the states gnate. The Company also shall fees, issue and transfer taxes, if Placement Agent in connection wit Securities under the securities or which the Placement Agent shall designate pay for the costs of placing "tombstone advertisements" in any publications which may be selected by the Placement Agent, all costs and expenses in connection with the establishment and maintenance of the Account referred to in paragraph 1 of this Agreement, and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this paragraph 4(d), including the cost of transaction memorabilia determined at the reasonable discretion of the Placement Agent.

       (e) Issuance of Placement Agent Warrants. with the Initial Closing as provided in paragraph 4 (a) above and at each Subsequent Closing thereafter), the Company Simultaneously (a) above (and at each Subsequent Closing thereafter) the Company, shall issue to the Placement Agent or its designee pursuant to the terms and conditions of the Warrant Agreement, Placement Agent Warrants to purchase that number of shares of Common Stock at a rate of 100,000 warrants for each $1 million of Financing consummated (adjusted pro-rata in accordance with such rates to the extent Sands Brothers sells between the Minimum and the Maximum). The Placement Agent Warrants shall be exercisable for five (5) years, commencing upon the date of their issuance, at a price per share equal to the lower of (i) the share price of the Common Stock as contemplated in the Memorandum, (ii) the share price of the Preferred Stock as contemplated in the Memorandum, (iii) the conversion price per share of the Preferred Stock on the date of exercise of the Placement Agent Warrants or (iv) the exercise price of the warrants issued to Sands Brothers pursuant to the financial advisory letter agreement between Sands Brothers and the Company dated September 12, 1996; provided, however, such price shall be adjusted for any share splits, share dividends and similar transactions. The Placement Agent Warrants shall be in the form attached hereto as Exhibit B, and will be governed by the terms of the Warrant Agreement attached hereto as Exhibit A. The Placement Agent Warrants shall contain demand and piggyback registration rights, antidilution provisions and such other terms and conditions as the

Placement Agent is accustomed to receiving in similar transactions. The certificates representing the Placement Agent Warrants will be in such denominations and such names as the Placement Agent may request prior to each closing.

       (f) Delivery of Documents. At each Subsequent Closing, there shall be delivered an update of the documents delivered pursuant to this Section 4.

       (g)    Intentionally Omitted

       (h)    Intentionally Omitted.

       (i)    Intentionally Omitted.

       (j) Placement Agents Decision Not to Proceed, Etc. If the Placement Agent decides not to proceed with the Offering because of a breach by the Company or by its Subsidiaries of its/their representations, warranties, or covenants in this Agreement, or as a result of adverse changes in the affairs of the Company or of ITS Subsidiaries, the Company shall be obligated to pay Sands Brothers the sum of One Hundred and Fifty Thousand ($150,000) Dollars.

       (k) Payments to Offshore Facilitator. At the Initial Closing, or at any Subsequent Closing thereafter, the Company may further be obligated:

              (i) with respect to the Common Stock, to make payment to a third party offshore facilitator to the extent that such facilitator is responsible for the sale of Common Stock. The fee due such facilitator(s) for the sale of such shares shall be determined by means of negotiation between the Placement Agent and the facilitator; provided, however, that any fee due the facilitator shall In no way affect any amounts due and owing the Placement Agent under the terms and conditions of this Agreement;

              (ii) with respect to the Preferred Stock, to make payment to a third party offshore facilitator to the extent that such facilitator is responsible for the sale of such Preferred Stock. The fee due such facilitator for the sale of such Preferred Stock shall be determined by means of negotiation between the Placement Agent and the facilitator; provided, however, that any fee due the facilitator shall in no way affect any amounts due and owing the Placement Agent under the terms and conditions of this Agreement;

              (iii) with respect to the Debt Securities, to make payment to a third party offshore facilitator to the extent that such facilitator is responsible for the sale of such Debt Securities. The fee due such facilitator for the sale of such Debt Securities shall be determined by means of negotiation between the Placement Agent and the facilitator; provided, however, that any fee due the facilitator shall in no way affect any amounts due and owing the Placement Agent under the terms and conditions of this Agreement; and

              (iv) any fee due a third party offshore facilitator pursuant to this Section 4(k) shall in no event be greater than 5% of the aggregate purchase price of the Securities sold.

5.     Covenants of the Company.

       (a) Amendments and Supplements. The Company covenants and agrees that, until the Offering contemplated by the Offering Documents has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company, any of its Subsidiaries, or the proposed operations of the Company or of any of its Subsidiaries as described in the Offering Documents, as a result of which it is necessary, in the opinion of the Placement Agent and its counsel or Company Counsel, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to the Placement Agent and its counsel.

       (b) Use of Proceeds. The net proceeds of the Offering of the Securities will be used by the Company, as more fully described in the Memorandum, for the purposes to be set forth in the Memorandum.

       (c) Expenses of Offering. The Company shall be responsible for, and shall bear all expenses directly and necessarily incurred in connection with the proposed financing, including, but not limited to, the costs of preparing, printing and filing the Offering and Ancillary Documents to be used in connection with the Offering contemplated hereby and all amendments and supplements thereto; preparing, printing and delivering exhibits to the Offering and Ancillary Documents; preparing, printing and delivering all Placement Agent and selling documents, including, but not limited to, this Agreement and the blue sky memorandum, the Share certificates, the Placement Agent Warrant certificates, blue sky fees, filing fees and the fees and disbursements of the

Placement Agent's counsel and the other fees and expenses set forth above. As promptly as practicable after the final Closing date, the Company shall prepare, at its own expense, hard cover "bound volumes" relating to the Offering and will distribute such volumes to the individuals designated by counsel to the Placement Agent.

       (d) Reservation of Common Stock. The Company will reserve and keep available the maximum number of its authorized but unissued Reserved Shares which are issuable upon conversion of the Preferred Stock and/or the Debt Securities and exercise of the Placement Agent Warrants.

       (e)    Intentionally Omitted.

       (f) No Senior Securities. In the event any Securities are sold hereunder, the Company shall not, without the approval of the holder(s) of at least a majority-in-interest of such shares then outstanding, by vote or written consent, authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of any equity securities (or any securities convertible into or exchangeable for any equity securities) that are senior to or on a parity with the Securities and Reserved Shares as to dividends or liquidation rights.

       (g) Early Termination by the Company. Anything contained herein to the contrary notwithstanding, in the event that, following the date of this Agreement until the termination of the Offering Period, the Company desires to terminate this Agreement for any reason, Sands Brothers has the right, but not the obligation, to agree to such early termination upon both (i) the payment by the Company to Sands Brothers of a sum equal to the placement fees and expenses, and (ii) the delivery to Sands Brothers of the Placement Agent Warrants, that Sands Brothers would have received pursuant to paragraphs 4(d) and 4(e) of this Agreement had the Maximum Amount been sold but for the early termination of this Agreement.

       (h) No Initial Closing. Anything set forth herein to the contrary notwithstanding, in the event that, for any reason other than (i) termination hereof by the Company in accordance with the terms of Section 5(g) above or (ii) termination hereof by the Placement Agent in accordance with Section 4(j) above, an Initial Closing does not occur in accordance with the terms provided herein, no amounts shall be payable further to Sands Brothers hereunder, except for reimbursement of the reasonable out-of-pocket expenses incurred by Sands Brothers prior to the expiration date of the Offering Period. In no event shall Sands Brothers be responsible for any of the Company's fees, costs or expenses and the Company shall pay all expenses of the Offering and the preparation of the Offering and Ancillary Documents. The Company shall reimburse Sands Brothers for any out-of-pocket expenses

(including, but not limited to, reasonable counsel fees and expenses) which Sands Brothers may incur in connection with the enforcement of its rights hereunder.

       (i) Financial Advisory Agreement. Reference is hereby made to that certain letter agreement, dated September 12, 1996, between the Company and the Placement Agent ("Financial Advisory Agreement"), which is specifically incorporated herein by this reference. The Company hereby acknowledges that all terms and conditions of the Financial Advisory Agreement shall continue in effect following the execution, as well as any early termination, of this Agreement, including, without limitation, the right of first refusal provisions with respect to financing transactions, the fees payable to the Placement Agent upon consummation of acquisition transactions, the right of a designee of the Placement Agent to act as a member of the Company's Board of Directors and the Placement Agent's agreement to provide financial advisory services and to earn compensation in connection therewith.

       (j) Financing Sources. The Company will provide to the Placement Agent a list of each of its present financing sources, with such list to be amended for a period of one year from the date of termination of the Offering if, and when, the Company is approached by, or has any contact with, any potential financing sources ("Company Sources").

       (k) Placement Agent Sources. For a period of one year from the date of this Agreement, the Placement Agent shall keep a list of the names of all its sources of potential financing ("Placement Agent Sources" and together with the Company Sources collectively, the "Sources") for the Company, which list may be furnished to the Company and amended from time to time by the Placement Agent at its discretion. The Company agrees, in the event it directly or indirectly receives financing in any form or nature whatsoever from any Source, that it will fully compensate the Placement Agent under the terms and conditions of this Agreement to the same extent as if the Placement Agent itself had obtained such financing from such Source.

       (l) No Finder's Fee. The Company represents and warrants to the Placement Agent that it is not obligated to pay a finders' fee to any one in connection with the introduction of the Company to Sands Brothers.

       6.     Indemnification.

       (a) Terms of Indemnification. The Company agrees to indemnify and hold harmless the Placement Agent and its agents, stockholders, officers and directors, and each person, if any, who controls the Placement Agent, as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a fact contained in the Offering Documents or the omission or alleged omission therefrom of a fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in the Offering or Ancillary Documents in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Placement Agent expressly for use therein;

              (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; and

              (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

       (b) Indemnity under Securities Laws. The Company agrees to indemnify and hold harmless the Placement Agent and its agents, and each person, if any, who controls the Placement Agent, to the same extent as the foregoing Indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or blue sky laws of any state on account of violations of the representations, warranties or agreements set forth herein.

       (c) If any action is brought against the Placement Agent or any of its officers, directors, stockholders, employees, agents, advisors, consultants and counsel or any controlling persons of the Placement Agent (each, an "Indemnified Party" and collectively, "Indemnified Parties"), in respect of which indemnity may be sought against the Company pursuant to Sections 6(a) or 6(b) above, each such Indemnified Party shall promptly notify the Company (the "Indemnifying Party") in writing of the institution of such action (but the failure to so notify shall not relieve the Indemnifying Party from any liability it may have under this Section 6 unless such failure results in the imposition of a default judgment which cannot be reopened) and the Indemnifying Party shall promptly assume the defense of such action, including the employment of counsel reasonably satisfactory to each such Indemnified Party and payment of expenses. Each such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of each such Indemnified Party unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or the Indemnifying Party shall have not have promptly employed counsel reasonably satisfactory to each such Indemnified Party to have charge of the defense of such action or each such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to one or more of the Indemnifying Parties and it would be inappropriate for the same counsel to represent both parties due to actual or potential differing interests between them, in any of which events such fees and Indemnifying Party shall not have the right to direct the defense of such action on behalf of each Indemnified Party. Anything in this Section 6(c) to the contrary notwithstanding, the Indemnifying Party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company agrees to promptly notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities or the Memorandum.

      (d) Contribution. In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case; notwithstanding the fact that the express provisions of this Section 6 provide for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the Offering of the Securities; or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Placement Agent is the indemnified party, the relative benefits received by the Company on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Securities (before deducting expenses) bear to the total Placement Agent commissions received by the Placement Agent hereunder, in each case as set forth in the table on the cover page of the Memorandum. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection
(d), shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the Placement Agent commissions applicable to the Securities placed by the Placement Agent hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who has signed the Memorandum, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

       7.     Miscellaneous.

       (a) General. Sands Brothers' obligation to proceed with the Offering is conditioned upon Sands Brothers' due diligence investigation of the Company. The Company shall supply Sands Brothers' with such financial statements, contracts and other corporate records and documents as may be requested of it. In addition, Sands Brothers shall be fully informed by the Company of any events which might have a material affect on the financial condition of the Company or of any of its Subsidiaries. If, in the opinion of Sands Brothers, the condition of the Company, or the condition of any of its Subsidiaries, financial or otherwise, and its/their prospects are affected in a material and/or adverse manner and do no fulfill the expectation of Sands Brothers, it shall have the sole discretion to review and determine its continued interest in the Offering.

       (b) Survival. Any termination of the Offering without consummation thereof shall be without obligation on the part of any party except that the provisions of Sections 4(j), 5(c), 5(g), 5(h) and 5(i) hereof and the indemnification provisions provided in Section 6 hereof shall survive any termination and shall survive each Closing. Notwithstanding anything provided herein to the contrary, the provisions of Section 4(d) and 4(e) hereof shall survive the termination of the Offering Period and shall remain in full force and effect with respect to all Sources who invest, or commit to invest, in the Company at any time during the twelve month period commencing the day that the Offering Period terminates. Additionally, the Placement Agent shall be entitled to also retain its non-accountable and non-refundable expense allowance to the extent it has been paid prior to the date of termination.

       (c) Representations, Warranties and Covenants to Survive Delivery. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and its Subsidiaries, and where appropriate, its/their respective principal stockholders, shall survive execution of this Agreement and delivery of the Securities and the termination of this Agreement.

       (d) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

       (e) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York. The parties hereby agree:
(i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, to irrevocably submit to the nonexclusive in personal jurisdiction of (A) any state or federal court of competent jurisdiction sitting in the State of New York, County of New York; or (B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or federal court in which such proceeding has properly been brought, and consents to suit therein; and (ii) to waive any objection they may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

       (f) Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, receipt acknowledged, or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above, or at such other or different addresses which a party may subsequently provide with notice thereof, and to their respective legal counsel, as follows:

              (i)    If to the Placement Agent, to:

              Sands Brothers & Co., Ltd.
              90 Park Avenue
              New York, NY 10016
              Attn:  Mr. Mark G. Hollo
                     Managing Director

              - with a copy to -

              Littman Krooks & Roth, P.C.
              120 West 45th Street
              New York, NY 10036
              Attn:  Mitchell C. Littman, Esq.

or to such other person or address as the Placement Agent shall furnish the Company in writing.

              (ii)   If to the Company, to:

              Universal Medical Systems, Inc.
              13825 Icot Boulevard, Suite 613
              Clearwater, Florida 34620

              - with a copy to -

              Company Counsel:
              Dennis D. Cole, Esq.
              13825 Icot Boulevard, Suite 613
              Clearwater, FL 34620

or to such other person or address as the Company shall furnish the Placement Agent in writing.

       (g) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

       (h) Reimbursement. Notwithstanding the non-occurrence of an Initial Closing, or any other condition, in no event shall the Placement Agent be responsible for any of the Company's fees, costs or expenses; however, the Company shall reimburse the Placement Agent for any out-of-pocket expenses (including, but not limited to, reasonable counsel fees and expense) which the Placement Agent may incur in connection with the enforcement of its rights hereunder.

       (i) Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective signatures as evidence of their respective actual signatures to this Agreement; provided however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, immediately after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

       (j) Modification. This Agreement (i) may only be modified by a written instrument which is executed by both parties thereto, (ii) constitutes the entire agreement between the parties, and (iii) shall be binding upon and inure to the benefit of both parties hereto and their respective successor and assignees.

       (k) Non-Circumvention. Each of the Company and the Placement Agent each agree that no effort shall be made to circumvent the terms and conditions of this Agreement or gain a fee, commission, remuneration, consideration or benefit whatsoever. With respect to any attempt at circumvention of this Agreement, the injured party is entitled to seek any and all legal remedies, fees or compensation equal to those received or committed or agreed to be paid pursuant to the terms of this Agreement as the same are due and payable to the circumvented party under the terms of this Agreement.

       (l) Good Faith. Each of the Company and the Placement Agent understand that this Agreement is a reciprocal and mutual one and both warrant, covenant, and promise that it will act in good faith toward each other in the performance of this Agreement and in other matters.

       (m) Further Services. The Placement Agent shall, if requested by the Company, testify in, and shall prepare and assist in the preparation of testimony for, any judicial or administrative proceeding in respect of the services performed by the Placement Agent hereunder. With respect thereto, the Company shall pay, in addition to the fees and expenses payable to the Placement Agent hereunder, for the time required to expend by the Placement Agent at its standard hourly rates as then in effect, together with reasonable out-of-pocket expenses, but not limited to, fees and expenses of its legal counsel.

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

       (n) Waiver of Breach. The waiver by either the Placement Agent or the Company of any provision of this Agreement shall not be construed as a waiver of any subsequent breach hereof.

       If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                          Very truly yours,

                                          UNIVERSAL MEDICAL SYSTEMS, INC.

                                          By: /s/      Myron A. Baker
                                              ---------------------------------
                                                Name:  Myron A. Baker
                                                     --------------------------
                                                Title: Chairman & CEO
                                                      -------------------------
Agreed:

SANDS BROTHERS & CO., LTD.

By: /s/
    -------------------------
     Name:/s/
     Title: Managing Director

                               LIST OF SCHEDULES

     SCHEDULE 2(b)  Organization

     SCHEDULE 2(c)  Capitalization

     SCHEDULE 2(e)  Subsidiaries and Investments

     SCHEDULE 2(j)  Absence of Changes

     SCHEDULE 2(r)  Non Defaults; Non Contravention

     SCHEDULE 2(u)  Agreements

     SCHEDULE 2(z)  Related Transactions

     SCHEDULE 2(BB) Salaries and Bonuses

     SCHEDULE 2(PP) Affiliations

                                LIST OF EXHIBITS

     Exhibit A      Warrant Agreement

     Exhibit B      Placement Agent Warrants

                                       38